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                                                                      EXHIBIT 99


                          [MOORE STEPHENS LETTERHEAD]


                               13th January 1998

PRIVATE AND CONFIDENTIAL

The Directors,
Flextronics International Limited,
2241 Lundy Avenue,
San Jose,
California 95131.

Dear Sirs,

                 NEUTRONICS ELECTRONIC INDUSTRIES HOLDING A.G.

Our audit report dated October 17, 1997 states that the audit of Neutronics AG for the years ended December 31, 1995 and 1996 were performed in accordance with International Standards on Auditing. Those standards do not materially differ from generally accepted auditing standards in the United States of America.


                                        Yours faithfully,

                                        /s/ Moore Stephens

                                        Moore Stephens